Exhibit 28(h)(2)

SCHEDULE A

PROSHARES TRUST EXPENSE LIMITATION AGREEMENT

Period:

October 1, 2009 – September 30, 2010

Fund Name	Expense Limit
ProShares Ultra S&P500	0.95%
ProShares Ultra MidCap400	0.95%
ProShares Ultra Dow30	0.95%
ProShares Ultra QQQ	0.95%
ProShares Short S&P500	0.95%
ProShares Short MidCap400	0.95%
ProShares Short Dow30	0.95%
ProShares Short QQQ	0.95%
ProShares UltraShort S&P500	0.95%
ProShares UltraShort MidCap400	0.95%
ProShares UltraShort Dow30	0.95%
ProShares UltraShort QQQ	0.95%
ProShares Ultra Russell2000	0.95%
ProShares Ultra SmallCap600	0.95%
ProShares Ultra Russell 1000 Value	0.95%
ProShares Ultra Russell 1000 Growth	0.95%
ProShares Ultra Russell MidCap Value	0.95%
ProShares Ultra Russell MidCap Growth	0.95%
ProShares Ultra Russell2000 Value	0.95%
ProShares Ultra Russell2000 Growth	0.95%
ProShares Ultra Basic Materials	0.95%
ProShares Ultra Consumer Goods	0.95%
ProShares Ultra Consumer Services	0.95%
ProShares Ultra Financials	0.95%
ProShares Ultra Health Care	0.95%
ProShares Ultra Industrials	0.95%
ProShares Ultra Oil & Gas	0.95%
ProShares Ultra Real Estate	0.95%
ProShares Ultra Semiconductors	0.95%
ProShares Ultra Technology	0.95%
ProShares Ultra Telecommunications	0.95%
ProShares Ultra Utilities	0.95%
ProShares Short Russell2000	0.95%
ProShares Short SmallCap600	0.95%
ProShares Short Financials	0.95%
ProShares Short Oil & Gas	0.95%
ProShares Short MSCI EAFE	0.95%
ProShares Short MSCI Emerging Markets	0.95%
ProShares UltraShort Russell2000	0.95%

Fund Name	Expense Limit
ProShares UltraShort SmallCap600	0.95%
ProShares UltraShort Russell1000 Value	0.95%
ProShares UltraShort Russell 1000 Growth	0.95%
ProShares UltraShort Russell MidCap Value	0.95%
ProShares UltraShort Russell MidCap Growth	0.95%
ProShares UltraShort Russell2000 Value	0.95%
ProShares UltraShort Russell2000 Growth	0.95%
ProShares UltraShort MSCI EAFE	0.95%
ProShares UltraShort MSCI Emerging Markets	0.95%
ProShares UltraShort MSCI Japan	0.95%
ProShares UltraShort FTSE/Xinhua China 25	0.95%
ProShares UltraShort Basic Materials	0.95%
ProShares UltraShort Consumer Goods	0.95%
ProShares UltraShort Consumer Services	0.95%
ProShares UltraShort Financials	0.95%
ProShares UltraShort Health Care	0.95%
ProShares UltraShort Industrials	0.95%
ProShares UltraShort Oil & Gas	0.95%
ProShares UltraShort Real Estate	0.95%
ProShares UltraShort Semiconductors	0.95%
ProShares UltraShort Technology	0.95%
ProShares UltraShort Telecommunications	0.95%
ProShares UltraShort Utilities	0.95%
ProShares UltraShort 7-10 Year Treasury	0.95%
ProShares Short 20+ Year Treasury	0.95%
ProShares UltraShort 20+ Year Treasury	0.95%
ProShares Ultra MSCI Emerging Markets	0.95%
ProShares Ultra MSCI EAFE	0.95%
ProShares Ultra MSCI Japan	0.95%
ProShares Ultra FTSE/Xinhua China 25	0.95%
ProShares UltraShort MSCI Europe	0.95%
ProShares UltraShort MSCI Pacific ex-Japan	0.95%
ProShares UltraShort MSCI Brazil	0.95%
ProShares UltraShort MSCI Mexico Investable Market	0.95%
ProShares UltraPro S&P500	0.95%
ProShares UltraPro Short S&P500	0.95%
ProShares Ultra Russell3000	0.95%
ProShares UltraShort Russell3000	0.95%
ProShares Credit Suisse 130/30	0.95%

Periods:

•	For the period beginning on each Fund’s date of launch until September 30 of that year
•	October I of the year of each Fund’s launch until September 30 of the following year

Fund Name	Expense Limit
ProShares Ultra Biotechnology	0.95%
ProShares Ultra Precious Metals	0.95%
ProShares Short Russell 1000 Growth	0.95%
ProShares Short Russell MidCap Value	0.95%
ProShares Short Russell MidCap Growth	0.95%
ProShares Short Russell2000 Value	0.95%
ProShares Short Russell1000 Value	0.95%
ProShares Short Russell2000 Growth	0.95%
ProShares Short Basic Materials	0.95%
ProShares Short Biotechnology	0.95%
ProShares Short Consumer Goods	0.95%
ProShares Short Consumer Services	0.95%
ProShares Short Health Care	0.95%
ProShares Short Industrials	0.95%
ProShares Short Oil & Gas	0.95%
ProShares Short Precious Metals	0.95%
ProShares Short Real Estate	0.95%
ProShares Short Semiconductors	0.95%
ProShares Short Technology	0.95%
ProShares Short Telecommunications	0.95%
ProShares Short Utilities	0.95%
ProShares UltraShort Biotechnology	0.95%
ProShares UltraShort Precious Metals	0.95%
ProShares Short MSCI Japan	0.95%
ProShares Ultra NASDAQ Biotechnology	0.95%
ProShares Ultra NASDAQ Composite Index	0.95%
ProShares Ultra Dow Jones Select Telecommunications	0.95%
ProShares Ultra 7-10 Year Treasury	0.95%
ProShares Ultra 20+ Year Treasury	0.95%
ProShares Ultra iBoxx $ Investment Grade	0.95%
ProShares Ultra iBoxx $ High Yield	0.95%
ProShares Short NASDAQ Biotechnology	0.95%
ProShares Short NASDAQ Composite Index	0.95%
ProShares Short Dow Jones Select Telecommunications	0.95%
ProShares Short 7-10 Year Treasury	0.95%
ProShares Short iBoxx $ Investment Grade	0.95%
ProShares Short iBoxx $ High Yield	0.95%
ProShares UltraShort NASDAQ Biotechnology	0.95%
ProShares UltraShort NASDAQ Composite Index	0.95%
ProShares UltraShort Dow Jones Select Telecommunications	0.95%

Fund Name	Expense Limit
ProShares UltraShort iBoxx $ Investment Grade	0.95%
ProShares UltraShort iBoxx $ High Yield	0.95%
ProShares Ultra Aggregate Bond	0.95%
ProShares Ultra DJ Wilshire Total Market	0.95%
ProShares Ultra MSCI Pacific ex-Japan	0.95%
ProShares Ultra MSCI Latin America	0.95%
ProShares Ultra MSCI Europe	0.95%
ProShares Ultra MSCI BRIC	0.95%
ProShares Ultra S&P Europe 350	0.95%
ProShares Ultra MSCI Brazil	0.95%
ProShares Ultra MSCI South Korea	0.95%
ProShares Ultra MSCI Taiwan	0.95%
ProShares Ultra MSCI Australia	0.95%
ProShares Ultra MSCI Hong Kong	0.95%
ProShares Ultra MSCI Mexico Investable Market	0.95%
ProShares Short Aggregate Bond	0.95%
ProShares Short DJ Wilshire Total Market	0.95%
ProShares Short Russell 3000	0.95%
ProShares Short MSCI Pacific ex-Japan	0.95%
ProShares Short MSCI Latin America	0.95%
ProShares Short MSCI Europe	0.95%
ProShares Short MSCI BRIC	0.95%
ProShares Short S&P Europe 350	0.95%
ProShares Short MSCI Brazil	0.95%
ProShares Short MSCI South Korea	0.95%
ProShares Short MSCI Taiwan	0.95%
ProShares Short MSCI Australia	0.95%
ProShares Short MSCI Hong Kong	0.95%
ProShares Short MSCI Mexico Investable Market	0.95%
ProShares UltraShort Aggregate Bond	0.95%
ProShares UltraShort DJ Wilshire Total Market	0.95%
ProShares UltraShort MSCI Latin America	0.95%
ProShares UltraShort MSCI BRIC	0.95%
ProShares UltraShort S&P Europe 350	0.95%
ProShares UltraShort MSCI Hong Kong	0.95%
ProShares UltraShort MSCI Australia	0.95%
ProShares UltraShort MSCI Taiwan	0.95%
ProShares UltraShort MSCI South Korea	0.95%
ProShares MSCI Latin America	0.95%
ProShares UltraPro QQQ	0.95%
ProShares UltraPro Dow30	0.95%
ProShares UltraPro Russell2000	0.95%
ProShares UltraPro S&P400 MidCap	0.95%
ProShares UltraPro MSCI EAFE	0.95%
ProShares UltraPro 7-10 Year Treasury	0.95%

Fund Name	Expense Limit
ProShares UltraPro 20+ Year Treasury	0.95%
ProShares UltraPro MSCI Emerging Markets	0.95%
ProShares UltraPro Short QQQ	0.95%
ProShares UltraPro Short Dow30	0.95%
ProShares UltraPro Short Russell2000	0.95%
ProShares UltraPro Short S&P400 MidCap	0.95%
ProShares UltraPro Short MSCI EAFE	0.95%
ProShares UltraPro Short 7-10 Year Treasury	0.95%
ProShares UltraPro Short 20+ Year Treasury	0.95%
ProShares UltraPro Short MSCI Emerging Markets	0.95%

PROSHARE ADVISORS LLC	PROSHARES TRUST
A Maryland limited liability company	a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir		Louis M. Mayberg
	Chief Executive Officer		President

Adopted:	December 15, 2005
Amended:	December 15, 2006
January 23, 2007
July 31, 2007
September 18, 2007
December 10, 2007
March 12, 2008
September 15, 2008
December 16, 2008
September 9, 2009

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